UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 25, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 25, 2010, VIVUS, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders elected five directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, approved the adoption of the 2010 Equity Incentive Plan and ratified the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The Company’s independent inspector of election reported the voting results as follows:

(i)  Election of five directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Leland F. Wilson	34,867,958	705,473	30,412,761
Peter Y. Tam	32,375,139	3,198,292	30,412,761
Mark B. Logan	34,910,366	663,065	30,412,761
Charles J. Casamento	34,958,486	614,945	30,412,761
Linda M. Dairiki Shortliffe, M.D.	33,502,559	2,070,872	30,412,761

(ii)  Approval of the 2010 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
29,671,600	5,464,342	437,489	30,412,761

(iii)  Ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain	Broker Non-Votes
63,465,481	2,085,869	434,842	0

Item 7.01.  Regulation FD Disclosure

On June 27, 2010, VIVUS, Inc. (the “Company”) will present three moderated poster presentations and two poster presentations beginning at 12:00 noon at the 70th Scientific Sessions of the American Diabetes Association (ADA) in Orlando, Florida.  The posters are entitled as follows:

• Magnitude of Weight Loss Experienced With a Low-Dose, Controlled-Release Formulation of Phentermine/Topiramate May Drive Degree of Cardiometabolic Benefit;

• Changes in Insulin Sensitivity and Insulin Secretion in Overweight/Obese Patients Treated With Low-Dose, Controlled-Release Phentermine/Topiramate;

• Low-Dose, Controlled-Release Phentermine/Topiramate and Markers of Type 2 Diabetes Mellitus;

• Improvements in Dyslipidemia and Other Cardiometabolic Disease Risk Factors With Low-Dose, Controlled-Release Phentermine/Topiramate; and

• Effects of Low-Dose, Controlled-Release Phentermine/Topiramate on Weight, Glycemic Markers, and Progression to Type 2 Diabetes Mellitus.

A graphical representation of each poster (including the reproduction of the contents) to be presented by the Company are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1

Poster dated June 27, 2010, entitled, “Magnitude of Weight Loss Experienced With a Low-Dose, Controlled-Release Formulation of Phentermine/Topiramate May Drive Degree of Cardiometabolic Benefit” and a reproduction of the contents thereof.

99.2

Poster dated June 27, 2010, entitled, “Changes in Insulin Sensitivity and Insulin Secretion in Overweight/Obese Patients Treated With Low-Dose, Controlled-Release Phentermine/Topiramate” and a reproduction of the contents thereof.

99.3	Poster dated June 27, 2010, entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate and Markers of Type 2 Diabetes Mellitus” and a reproduction of the contents thereof.
99.4

Poster dated June 27, 2010, entitled, “Improvements in Dyslipidemia and Other Cardiometabolic Disease Risk Factors With Low-Dose, Controlled-Release Phentermine/Topiramate” and a reproduction of the contents thereof.

99.5

Poster dated June 27, 2010, entitled, “Effects of Low-Dose, Controlled-Release Phentermine/Topiramate on Weight, Glycemic Markers, and Progression to Type 2 Diabetes Mellitus and a reproduction of the contents thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry Vice President and Chief Accounting Officer

Date:  June 27, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1

Poster dated June 27, 2010, entitled, “Magnitude of Weight Loss Experienced With a Low-Dose, Controlled-Release Formulation of Phentermine/Topiramate May Drive Degree of Cardiometabolic Benefit” and a reproduction of the contents thereof.

99.2

Poster dated June 27, 2010, entitled, “Changes in Insulin Sensitivity and Insulin Secretion in Overweight/Obese Patients Treated With Low-Dose, Controlled-Release Phentermine/Topiramate” and a reproduction of the contents thereof.

99.3	Poster dated June 27, 2010, entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate and Markers of Type 2 Diabetes Mellitus” and a reproduction of the contents thereof.
99.4

Poster dated June 27, 2010, entitled, “Improvements in Dyslipidemia and Other Cardiometabolic Disease Risk Factors With Low-Dose, Controlled-Release Phentermine/Topiramate” and a reproduction of the contents thereof.

99.5

Poster dated June 27, 2010, entitled, “Effects of Low-Dose, Controlled-Release Phentermine/Topiramate on Weight, Glycemic Markers, and Progression to Type 2 Diabetes Mellitus and a reproduction of the contents thereof.